AMERICAN BANCSHARES OF HOUMA, INC.
                    801 Barrow Street/P. O. Box 110
                        Houma, Louisiana  70361



                 NOTICE OF ANNUAL SHAREHOLDERS' MEETING



TO THE SHAREHOLDERS OF AMERICAN BANCSHARES OF HOUMA, INC.
(Holding Company of American Bank and Trust Company of Houma (American
Bank))

On April 27, 1995, American Bancshares of Houma, Inc. will host its annual shareholders' meeting in the American Bank boardroom, 801 Barrow Street, Houma, Louisiana, at 3:00 P.M. During the meeting, the following matters will be considered:

     1.  Election of thirteen (13) directors.

     2. Such other business as may be presented for consideration from the floor.

Shareholders of record at the close of business thirty (30) days preceding the annual shareholders' meeting (March 28, 1995), are entitled to vote their shares on action proposed at the meeting.
Whether or not you plan to attend the annual meeting, please mark, date and sign the enclosed proxy and return it promptly in the enclosed, postage-paid envelope.

We welcome your attendance at the meeting, and you do retain the right to revoke the proxy and vote in person should you attend.


BY ORDER OF THE BOARD OF DIRECTORS


/s/ Robert W. Boquet

Robert W. Boquet
President and
Chief Executive Officer


Houma, Louisiana
April 6, 1995










                   AMERICAN BANCSHARES OF HOUMA, INC.
                           801 Barrow Street
                        Houma, Louisiana  70361


                             April 6, 1995

                            PROXY STATEMENT


This proxy statement is furnished to all shareholders of American Bancshares of Houma, Inc. (American Bancshares, or the Company) by the Board of Directors in solicitation of the privilege to vote your shares of stock on your behalf in case you do not attend the annual shareholders' meeting, which will be held at 3:00 P.M., April 27, 1995, and any adjournment thereof. If you attend the meeting, you do retain the right to revoke the proxy and vote in person.

Shareholders of record as of March 28, 1995, are entitled to vote their shares on action proposed at the meeting, with each of the 229,564 shares of common stock outstanding entitled to one vote. Of the 738 shareholders as of March 28, 1995, three own over five percent of the total outstanding shares:

                                       Amount and Nature of
                                       Beneficial Ownership
  Title of   Name and Address of   (Voting_and_Investment_Power)    Percent
  Class___   Beneficial_Owner___    _Sole_   _Shared_   _Total_     Of_Class

  Common     A. Moore Cook           12,808    1,411     14,219       6.2%
             P. O. Box 4173
             Houma, LA.  70361

  Common     Conrad J. Lirette        2,259   11,028     13,287       5.8%
             P. O. Box 371
             Houma, LA.   70361

  Common     Wm. Clifford Smith      29,266      278     29,544      12.9%
             P. O. Box 2266
             Houma, LA.  70361


ELECTION_OF_DIRECTORS

The Company's Articles of Incorporation, as amended, provide that the Board of Directors be composed of not less than five (5) and no more than twenty (20) directors. The Board of Directors has set the number of directors to be elected to serve a one year term on the Board at thirteen (13). The nominees are the thirteen directors of American Bank and Trust Company of Houma (American Bank or the Bank) and are listed on pages 2 and 3 of this proxy statement.






DIRECTORS_AND_EXECUTIVE_OFFICERS

The nominees for director of American Bancshares represent a cross-section of the Terrebonne Parish economy. Individuals in farming, energy, insurance, retail sales and other professional careers are included in the following table, which also discloses the year directorship was attained and the number and percentage of American Bancshares outstanding common stock held as of March 28, 1995.

                                         Amount and Nature of
                           Bank          Beneficial Ownership
Name, Age and              Director  (Voting_and_Investment_Power)  Percent
Principal_Occupation       Since___   _Sole_   _Shared_   _Total_   Of_Class

Robert W. Boquet (age 51)      1984      999       300    1,299       0.6%
 President and Chief
  Executive Officer of the
  Company and American Bank
  and Trust Co. of Houma

Francis O. Bourg, Jr. (age 72) 1975    8,681       ---    8,681       3.8%
 President, Bourg Bros.
  Moving and Storage

Russel J. Brien (age 69)       1968    2,783       ---    2,783       1.2%
 President, Russel Brien Farms,
  Inc.

A. Moore Cook (age 69)         1972   12,808     1,411   14,219       6.2%*
 Chairman of the Board of
  the Company and American
  Bank and Trust Co. of Houma
 Consulting Petroleum Engineer

Dr. Allen J. Ellender (age 74) 1972      377       ---      377       0.2%
 Retired Physician

Philip E. Henderson (age 61)   1979    4,905       ---    4,905       2.1%
 Vice Chairman of the Board
  of the Company
 Attorney, Henderson, Hanemann
  & Morris, A Professional Law
   Corporation

Conrad J. Lirette (age 84)     1967    2,259    11,028   13,287       5.8%*
 President, Bayou Barge
  Company, Inc.

John B. Marceaux (age 67)      1979    3,805       700    4,505       2.0%
 Marketing Specialist,
  Bayou Oaks Hospital

W. R. Norman, Sr. (age 76)     1968    2,509       ---    2,509       1.1%
 President, Best Equipment
  Company, Inc.

Charles A. Page (age 73)       1964      755       ---      755       0.3%
 President, Charles A. Page
  & Sons Insurance Agency, Inc.

Sidney A. Pellegrin (age 77)   1964    1,308       ---    1,308       0.6%
 Real Estate and Office Rentals

Wm. Clifford Smith (age 59)    1965   29,266       278   29,544      12.9%*
 President, T. Baker Smith &
  Son, Inc., Civil Engineers

Earl Williams (age 66)         1977    1,500       ---    1,500       0.7%
 President, Earl Williams
  Clothing Store, Inc.

*Directors Cook, Lirette and Smith are the only shareholders owning more than five percent of American Bancshares' outstanding common stock.

The following directors are the executive officers of American
Bancshares:

                                 Officer
Name__________________    Age    Since__    Current_Position___________

 A. Moore Cook            69      1977       Chairman of the Board
 Philip E. Henderson      61      1986       Vice Chairman of the Board
 Robert W. Boquet         51      1984       President and
                                             Chief Executive Officer
 Russel J. Brien          69      1984       Secretary
 Conrad J. Lirette        84      1977       Treasurer

Each director listed above has been engaged in the principal occupation set forth below his name or employed by the company shown in a similar capacity for the past five years.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE
THIRTEEN (13) NOMINEES PREVIOUSLY LISTED.

The Board of Directors of American Bancshares met three times during the fiscal year ended December 31, 1994. Each director of American Bancshares also serves on the Board of Directors of American Bank, which met thirteen times in 1994.

The Board of Directors of the Bank has an Audit Committee which meets with the Bank's Internal Auditor on a regular basis, supervises the Bank's continuous audit program, and directs an examination of the Bank at least annually. The committee also reviews and advises the Board with respect to the audit and non-audit services rendered by the Bank's independent certified public accountants and the financial information used by the Board and disseminated to the shareholders and others. The Audit Committee, which met two times in 1994, is composed of Messrs. Francis O. Bourg, Jr., Russel J. Brien, Conrad J. Lirette, Charles A. Page, and Earl Williams (Chairman).

The American Bank Board also has an Executive Committee which met eighteen times in 1994 to consider various matters to be brought before the Bank's Board of Directors. The committee also sets the annual compensation of the Bank's Chief Executive Officer and approves the Bank's total salaries and employee benefits budget which is administered by the Chief Executive Officer. The Executive Committee is composed of Messrs. Robert W. Boquet, A. Moore Cook, Philip E. Henderson, F. O. Bourg, Russel Brien, Sidney A. Pellegrin, and Wm. Clifford Smith.

The Boards of Directors serve as Nominating Committees, responsible for nominating directors and officers (for one year terms unless successors are elected and qualified) for American Bancshares and American Bank.

One of the directors, Wm. Clifford Smith, holds a directorship in Entergy Corporation and two of its subsidiaries, Entergy Operations, Inc. and Louisiana Power and Light Company. Entergy Corporation has a class of securities registered under Section 12 of the Securities Exchange Act of 1934, as amended.

The following schedule reflects the common stock ownership of all American Bancshares directors and officers as a group:

                          Amount and Nature of
                            Beneficial Ownership
Title                 (Voting_and_Investment_Power)           Percent
Of_Class               _Sole_    _Shared_  _Total_            Of_Class

Common                 71,955     13,717    85,672             37.3%


TRANSACTIONS_AND_BUSINESS_RELATIONSHIPS_WITH_MANAGEMENT_AND_OTHERS

The Bank has had, and expects to have in the future, banking transactions in the ordinary course of business, including loans, with directors, executive officers and companies or firms affiliated with them. All such loans were made in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and do not involve more than the normal risk of collectibility or present other unfavorable features.


COMPLIANCE WITH SECTION 16(A)
OF_THE_SECURITIES_EXCHANGE_ACT_OF_1934,_AS_AMENDED

Section 16(a) of the Securities Exchange Act of 1934 requires that the Company's Directors, Officers and Principal Shareholders report their ownership of the Company's common stock and any changes in that ownership to the Securities and Exchange Commission. Based on a review of the forms submitted to it, management believes that all required filings for the year 1994 have been made in a timely manner.



EXECUTIVE_COMPENSATION

The following table provides a summary of the compensation for the Chief Executive Officer for each of the three years ended December 31, 1994:

                            _______Annual_Compensation_______
                                                   Other
                                                   Annual      All Other
                                                   Compen-     Compen-
Name and Principal                                 sation (1)  sation (2)
Position____________  Year  Salary_($)  Bonus_($)  ____($)___  ____($)___

Robert W. Boquet      1994   100,000      1,923         ---      12,545
President and CEO
American Bancshares   1993    85,200     11,638         ---       1,932
  of Houma, Inc. and
American Bank and     1992    85,200        ---         ---       1,794
  Trust Co. of Houma

(1) Not reflected in the table are director's fees and the taxable benefit for the personal use of a Bank-owned vehicle which in the aggregate do not exceed the lesser of $50,000 or 10% of the annual salary and bonus for each year reported.

(2) Includes term life insurance premiums paid in the amount of $1,750, $1,445 and $1,205 in 1994, 1993 and 1992, respectively. Includes allocations of contributions to the Bank's Employee Stock Ownership Plan of $7,600 (estimate) in 1994, $487 in 1993 and $589 in 1992.
    Includes a $3,195 matching contribution to the Bank's 401(k) plan in 1994.

Directors of American Bancshares and American Bank are compensated at a rate of $400 for each board meeting and $300 for each committee meeting attended.


SALARY_CONTINUATION_AGREEMENTS

The Bank currently has in effect two salary continuation agreements with Mr. Robert W. Boquet. The first agreement provides monthly benefits of $875 for a period of ten years to Mr. Boquet's spouse and/or dependent children in the event of his death while employed by the Bank. The second agreement provides severance benefits in the event his employment by the Bank is involuntarily terminated without just cause following a change in control of the Bank or the Company, as defined in the agreement. The agreement provides for a continuation of monthly base salary payments at 100% for the first year, 75% for the second year, and 50% for the third year. Base salary is defined as the highest monthly salary at any time prior to termination. Any payments under the agreement are to be reduced, dollar-for-dollar, by any other monthly earnings of Mr. Boquet at the time of payment.








RELATIONSHIP_WITH_INDEPENDENT_PUBLIC_ACCOUNTANTS

The certified public accounting firm of Deloitte & Touche LLP performed the audit of the 1994 consolidated financial statements. The firm will continue as American Bancshares' independent public accountants until replaced by the Board of Directors. Representatives of the firm are not expected to be present at the annual shareholders' meeting to be held on April 27, 1995.


SHAREHOLDER_PROPOSALS

Shareholders are entitled to submit proposals on matters appropriate for shareholder action consistent with regulations of the Securities and Exchange Commission. Proposals of shareholders intended to be presented at the 1996 Annual Shareholders' Meeting must be received by the Secretary no later than December 6, 1995, in order to be included in American Bancshares' proxy statement and form of proxy relating to that meeting.


OTHER_MATTERS

If a quorum is present in person or by proxy (a majority of the outstanding shares of the Company's Common Stock), the vote of a majority present will decide each matter proposed in this proxy statement and any other matters properly brought before the meeting. Unless otherwise specified, and in the absence of instructions to the contrary, all proxies received will be voted for the election of the nominees named on pages 2 and 3.

Management believes this proxy has disclosed all significant matters which will be brought before the voters at the meeting. Should there be any other business, however, the Board Secretary, Russel J. Brien, and the Board Treasurer, Conrad J. Lirette, will have discretionary authority to vote the shares represented by such proxies in accordance with their best judgment.

All costs involved with the preparation and the mailing of the solicitation for voting proxy will be borne by American Bancshares and American Bank. While the solicitation of proxies will be held primarily by mail, proxies may also be solicited by telephone by regular employees of American Bank at no additional remuneration and minimal costs.

Management welcomes your presence at the annual meeting and asks that you please mark, sign, and date the enclosed proxy and return it to us in the enclosed envelope even if you plan to attend.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Robert W. Boquet

Robert W. Boquet
President and
Chief Executive Officer




                   AMERICAN BANCSHARES OF HOUMA, INC.
                    801 Barrow Street/P. O. Box 110
                        Houma, Louisiana  70361

          PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

  The undersigned hereby appoints Russel J. Brien and Conrad J. Lirette as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of common stock of American Bancshares of Houma, Inc. held on record by the undersigned on March 28, 1995, at the annual meeting of shareholders to be held on April 27, 1995, or any adjournment thereof.

1.  ELECTION OF DIRECTORS

    FOR all nominees listed below [  ]        WITHHOLD AUTHORITY [  ]
    (except as marked to the contrary         to vote for all nominees
    listed below
    below)

    (Instruction: To withhold authority to vote for any individual nominee strike a line through the nominee's name in the list below.)

    Robert W. Boquet       Philip E. Henderson  Sidney A.  Pellegrin
    Francis O. Bourg, Jr.  Conrad J. Lirette    Wm.  Clifford Smith
    Russel J. Brien        John B. Marceaux     Earl Williams
    A. Moore Cook          W. R. Norman, Sr.
    Dr. Allen J. Ellender  Charles A. Page


2.  OTHER BUSINESS

    In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER
DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL_1 ABOVE.

Please_sign_exactly_as_name_appears_below.    When shares are held by
                                              joint tenants, both
                                              should  sign.   When
                                              signing as attorney,  as
                                              executor, administrator,
                                              trustee  or guardian,
                                              please give full title
                                              as  such.   If  a
                                              corporation, please  sign
                                              in full corporate name by
                                              President or other
                                              authorized officer.  If a
                                              partnership, please sign
                                              in part-nership name by
                                              authorized person.

_______________________________________       _________________________
Shareholder's Social Security Number or       Signature
Taxpayer Identification Number

__________________________________            _________________________
Date                                          Signature if held jointly

PLEASE MARK, SIGN, DATE, AND RETURN THIS PROXY PROMPTLY USING THE
ENCLOSED ENVELOPE.